
                                                                   EXHIBIT 10.10

                         PAYLESS SHOESOURCE, INC. 401(K)
                               PROFIT SHARING PLAN

  As Amended and Restated Effective January 1, 2002, or as otherwise specified

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                                TABLE OF CONTENTS
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
                                                                                                                    PAGE
SECTION 1 - Definitions..........................................................................................     2
     1.01    Accounts............................................................................................     2
     1.02    Administrative Delegate.............................................................................     2
     1.03    After-Tax Contributions.............................................................................     2
     1.04    Allocation Pay Amount...............................................................................     2
     1.05    Associate...........................................................................................     2
     1.06    Authorized Leave of Absence.........................................................................     3
     1.07    Before-Tax Contributions............................................................................     3
     1.08    Beneficiary.........................................................................................     3
     1.09    Board...............................................................................................     3
     1.10    Code................................................................................................     3
     1.11    Committee...........................................................................................     3
     1.12    Company.............................................................................................     3
     1.13    Company Accounts....................................................................................     3
     1.14    Company Matching Contributions......................................................................     3
     1.15    Company Profit Sharing Contributions................................................................     3
     1.16    Effective Date......................................................................................     3
     1.17    Employer............................................................................................     3
     1.18    ERISA...............................................................................................     4
     1.19    Fiduciary...........................................................................................     4
     1.20    Fiscal Year.........................................................................................     4
     1.21    Group...............................................................................................     4
     1.22    Hour of Service.....................................................................................     4
     1.23    Investment Fund.....................................................................................     4
     1.24    May Plan............................................................................................     4
     1.25    Member..............................................................................................     4
     1.26    Member Accounts.....................................................................................     5
     1.27    Member After-Tax Accounts...........................................................................     5
     1.28    Member Before-Tax Accounts..........................................................................     5
     1.29    Member Contributions................................................................................     5
     1.30    Member Rollover Contribution Accounts...............................................................     5
     1.31    Military Service....................................................................................     5
     1.32    Net Profits.........................................................................................     5
     1.33    Pay.................................................................................................     5
     1.34    Pooled Investment Account...........................................................................     6
     1.35    Plan................................................................................................     6
     1.36    Plan Year...........................................................................................     6
     1.37    Prior Plan..........................................................................................     6
     1.38    Qualified Domestic Relations Order..................................................................     6
     1.39    Retirement..........................................................................................     6
     1.40    Rollover Contributions..............................................................................     6
     1.41    Social Security Wage Base...........................................................................     6
     1.42    Total and Permanent Disability or Disability........................................................     6
     1.43    Transferred Accounts................................................................................     6
     1.44    Trust Agreement.....................................................................................     6
     1.45    Trust Fund..........................................................................................     6
     1.46    Trustee.............................................................................................     7
     1.47    Unit................................................................................................     7
     1.48    Unit Value..........................................................................................     7
     1.49    Valuation Date......................................................................................     7
     1.50    Year of Service.....................................................................................     7

                                       i

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
     1.51    Vesting Service.....................................................................................     7
SECTION 2 - Membership...........................................................................................     9
     2.01    Conditions of Eligibility...........................................................................     9
     2.02    Re-Employment.......................................................................................    10

SECTION 3 - Company Contributions................................................................................    11
     3.01    Amount of Company Profit Sharing Contribution.......................................................    11
     3.02    Amount of Company Matching Contribution.............................................................    11
     3.03    Allocation of Company Contributions.................................................................    11
     3.04    Profit Sharing Allocation Formula...................................................................    11
     3.05    Investment of the Company Contribution..............................................................    11
     3.06    Return of Company Contributions.....................................................................    12

SECTION 4 - Member Contributions.................................................................................    13
     4.01    Procedure for Making Contributions..................................................................    13
     4.02    Limitations On And Distributions On Before-Tax Contributions For Highly Compensated Employees.......    15
     4.03    Distributions of Excess Deferrals...................................................................    17
     4.04    Limitations On And Distributions Of After-Tax Employee Contributions And Matching
             Contributions For Highly Compensated Employees......................................................    17
     4.05    Limitations On Multiple Use of Alternative Limitation...............................................    18

SECTION 5 - Investment Provisions................................................................................    20
     5.01    Investment Funds....................................................................................    20
     5.02    Investment Direction................................................................................    20

SECTION 6 - Accounts.............................................................................................    22
     6.01    Member Accounts.....................................................................................    22
     6.02    Company Accounts....................................................................................    22
     6.03    Maintenance of Accounts.............................................................................    22
     6.04    Valuation of Accounts...............................................................................    22
     6.05    Member Statements...................................................................................    22
     6.06    Shares of Payless ShoeSource, Inc. in the Payless Common Stock Fund.................................    22
     6.07    Vesting in Member and Company Accounts..............................................................    23

SECTION 7 - Expenses.............................................................................................    27
     7.01    Administrative Expenses.............................................................................    27

SECTION 8 - Withdrawals During Employment........................................................................    28
     8.01    Withdrawals Prohibited Unless Specifically Authorized...............................................    28
     8.02    Authorized Withdrawals..............................................................................    28

SECTION 9 - Benefits Upon Retirement, Death, Disability or Termination of Employment.............................    30
     9.01    Benefits............................................................................................    30
     9.02    Beneficiary.........................................................................................    30

SECTION 10 - Payment of Benefits.................................................................................    31
     10.01     Time of Payment...................................................................................    31
     10.02     Form of Payment...................................................................................    32
     10.03     Indirect Payment of Benefits......................................................................    32
     10.04     Inability to Find Member..........................................................................    32
     10.05     Commencement of Benefit Distribution to Members...................................................    32
     10.06     Commencement of Benefit Distribution to Beneficiary...............................................    32
     10.07     Commencement of Benefit Distribution to Alternate Payee...........................................    32

                                       ii

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
SECTION 11 - Permitted Rollover of Plan Distributions............................................................    34
     11.01     Rollover to Other Plans...........................................................................    34
     11.02     Rollover from Other Plans.........................................................................    34
     11.03     Definitions.......................................................................................    35

SECTION 12 - Loans...............................................................................................    37
     12.01     Availability of Loans.............................................................................    37
     12.02     Amount of Loans...................................................................................    37
     12.03     Terms of Loans....................................................................................    37

SECTION 13 - Limit on Contributions to the Plan..................................................................    39
     13.01     Limit on Contributions............................................................................    39
     13.02     Adjustment for Excessive Annual Additions.........................................................    39

SECTION 14 - Administration of the Plan..........................................................................    41
     14.01     Plan Administrator................................................................................    41
     14.02     Delegation of Authority...........................................................................    41
     14.03     Committee and Subcommittees.......................................................................    41
     14.04     Accounts and Reports..............................................................................    42
     14.05     Non-Discrimination................................................................................    43

SECTION 15 - Management of the Trust Fund........................................................................    44
     15.01     Use of the Trust Fund.............................................................................    44
     15.02     Trustees..........................................................................................    44
     15.03     Investments and Reinvestments.....................................................................    44

SECTION 16 - Certain Rights and Obligations of Employers and Members.............................................    46
     16.01     Disclaimer of Employer Liability..................................................................    46
     16.02     Employer-Associate Relationship...................................................................    46
     16.03     Binding Effect....................................................................................    46
     16.04     Corporate Action..................................................................................    46
     16.05     Claim and Appeal Procedure........................................................................    46

SECTION 17 - Non-Alienation of Benefits..........................................................................    48
     17.01     Provisions with Respect to Assignment and Levy....................................................    48
     17.02     Alternate Application.............................................................................    48

SECTION 18 - Amendments..........................................................................................    49
     18.01     Company's Rights..................................................................................    49
     18.02     Procedure to Amend................................................................................    49
     18.03     Provision Against Diversion.......................................................................    49

SECTION 19 - Termination.........................................................................................    50
     19.01     Right to Terminate................................................................................    50
     19.02     Withdrawal of an Employer.........................................................................    50
     19.03     Distribution in Event of Termination of Trust.....................................................    50
     19.04     Administration in Event of Continuance of Trust...................................................    50
     19.05     Merger, Consolidation or Transfer.................................................................    50

SECTION 20 - Construction........................................................................................    51
     20.01     Applicable Law....................................................................................    51
     20.02     Gender and Number.................................................................................    51

                                      iii

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
SECTION 21 - Top-Heavy Requirements..............................................................................    52
     21.01     Generally.........................................................................................    52
     21.02     Minimum Allocations...............................................................................    52
     21.03     Participants Under Defined Benefit Plans..........................................................    52
     21.04     Determination of Top Heaviness....................................................................    52
     21.05     Calculation of Top-Heavy Ratios...................................................................    53
     21.06     Cumulative Accounts and Cumulative Accrued Benefits...............................................    53
     21.07     Other Definitions.................................................................................    54

                            PAYLESS SHOESOURCE, INC.
                           401(K) PROFIT SHARING PLAN

                                  INTRODUCTION

         Effective April 1, 1996, Payless ShoeSource, Inc. withdrew from and ceased to be a participating Employer in The May Department Stores Company Profit Sharing Plan (the "May Plan"), and established the Payless ShoeSource, Inc. Profit Sharing Plan (the "Plan"). Effective January 1, 1997, a portion of the Plan covering Associates of Payless ShoeSource of Puerto Rico, Inc. was spun off. As of August 1, 1997, Payless amended and restated the Plan, primarily to establish a company matching contribution based on Members' contributions effective January 1, 1998, to institute automatic enrollment in before-tax contributions by Members, and to comply with certain changes in the law. On June 1, 1998, Payless restructured its corporate organization into a holding company structure with Payless ShoeSource, Inc., a Delaware corporation, as the parent corporation and the named Company for this Plan. Effective March 20, 2000, the Company amended and restated the Plan, primarily to include provisions for loans and the acceptance of rollover contributions from other qualified plans, a change to daily valuation and other miscellaneous changes.

         Now, effective January 1, 2002, the Company is amending and restating the Plan to effect the adoption of mandatory and certain permissive provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The EGTRRA amendments to the Plan are intended to be made in good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder. While the EGTRRA amendments are generally effective January 1, 2002, some of the amendments are effective May 1, 2002, as indicated below. In addition, effective May 1, 2002, the Plan is amended to permit Full Time Associates to participate in the Plan upon the completion of 90 days of employment service with a participating Employer or other member of the Group. Other amendments made herein are effective on the dates as specified.

         The terms and provisions of this new plan are as follows:

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                                    SECTION 1

                                   DEFINITIONS

         1.01 ACCOUNTS means the Company Accounts and Member Accounts established under Section 6.

         1.02 ADMINISTRATIVE DELEGATE means one or more persons or institutions to which the Committee has delegated certain administrative functions pursuant to a written agreement.

         1.03 AFTER-TAX CONTRIBUTIONS means Member Contributions which are not Before-Tax Contributions and which are made by the Member in accordance with
Section 4.01(a).

         1.04 ALLOCATION PAY AMOUNT means with respect to each eligible Member, (a) one (1) times the amount of Pay as defined in Section 1.33 up to the Social Security Wage Base ("SSWB") for the Plan Year, plus (b) two (2) times the amount of such Pay in excess of the SSWB for the Plan Year. Notwithstanding any provision of this Section 1.04 or of Section 3.03 to the contrary, in no event shall the percentage of Members' Pay to be allocated for any year below the SSWB be less than fifty percent (50%) of the percentage of Pay allocated with respect to Members' Pay in excess of the SSWB, nor may the latter percentage of Pay (above the SSWB) exceed the former percentage of Pay (below the SSWB) by more than 5.7% (or such other percentage as may be the maximum permitted differential under Code Section 401(1) from time to time).

         In determining each eligible Member's Allocation Pay Amount, only Pay received during the part of the Plan Year the Member is eligible for the Company Contribution feature of the Plan, pursuant to Section 2, shall be considered, and the SSWB to be applied for such Member shall be proportionally prorated if such eligibility is for less than a full Plan Year.

         Notwithstanding the foregoing, with respect to any Plan Year for which applying the definition of Allocation Pay Amount set forth above would cause the allocation made pursuant to Section 3.03 to violate the permitted disparity limitations of Treas. Reg. Section 1.401(l)-2, Allocation Pay Amount shall be adjusted to permit Section 3.03 to operate in compliance with the limitations of Treas. Reg. Section 1.401(l)-2.

         1.05 ASSOCIATE means any person who is classified as an employee by an Employer and who receives Pay from an Employer. The term Associate also may include, based upon the express written determination of the Company or the Committee, a U.S. citizen employed, at the request of the Company, by a member of the Group (defined in Section 1.21) to the extent such employee otherwise qualifies for membership under Section 2, in which case such Group member shall be deemed to be an "Employer" hereunder, as to such person or persons only. The term "Associate" shall not include (i) any person covered under a collective bargaining agreement unless and until the Employer and the collective bargaining representatives so agree, (ii) any non-resident alien, and (iii) any "leased employee" within the meaning of Code Section 414(n)(2).

         1.06 AUTHORIZED LEAVE OF ABSENCE means any leave of absence authorized by the Employer under rules established by the Employer.

         1.07 BEFORE-TAX CONTRIBUTIONS means contributions which the Member elects (in accordance with Section 4.01(b)) to have the Employer make directly to the Plan on behalf of the Member, which election shall constitute an election under Code Section 401(k)(2)(A). The "Member's Before-Tax Contributions" shall refer to Before-Tax Contributions made to the Plan by the Employer on behalf of the Member.

         1.08     BENEFICIARY means the person or persons entitled under Section
9.02 to receive any payments payable under this Plan on account of a Member's death.

         1.09     BOARD means the Board of Directors of the Company.

         1.10 CODE means the Internal Revenue Code of 1986, as amended from time to time.

         1.11 COMMITTEE means the Profit Sharing Committee comprised of three or more members as determined and appointed from time to time by the Board.

         1.12 COMPANY means Payless ShoeSource, Inc., a Delaware corporation, and any other organization which may be a successor to it.

         1.13 COMPANY ACCOUNTS means accounts reflecting the portion of each Member's interest in the Investment Funds which are attributable to Company Matching Contributions ("Company Matching Accounts") and to Company Profit Sharing Contributions ("Company Profit Sharing Accounts") and to any contributions made by an Employer under prior plans, as well as to any income and/or earnings attributable to such Company Contributions and prior plan contributions.

         1.14 COMPANY MATCHING CONTRIBUTIONS means contributions made by the Company or an Employer, based on a Member's Before-Tax and/or After-Tax Contributions, pursuant to Section 3.02.

         1.15 COMPANY PROFIT SHARING CONTRIBUTIONS means discretionary contributions made by the Company or an Employer, based on Net Profits, pursuant to Section 3.03.

         1.16 EFFECTIVE DATE originally meant April 1, 1996. However, the effective date of this amendment and restatement of the Plan shall be March 20, 2000, unless otherwise specified herein.

         1.17 EMPLOYER means the Company and, if authorized by the Company to participate herein, any subsidiary of the Company or any affiliated corporation, partnership or sole proprietorship which elects to participate herein.

         1.18 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.19 FIDUCIARY means the Employer, the Trustee, each of the members of the Committee described in Section 14, and any investment manager designated pursuant to Section 15.

         1.20     FISCAL YEAR means the Company's Fiscal Year.

         1.21 GROUP means the Company and any other company which is related to the Company as a member of a controlled group of corporations in accordance with Code Section 414(b), as a trade or business under common control in accordance with Code Section 414(c) or as an affiliated service group in accordance with Code Section 414(m) or the regulations under Code Section 414(o). For the purposes of the Plan, for determining whether or not a person is an employee of the Group and the period of employment of such person, each such other company shall be included in the "Group" only for such period or periods during which such other company is a member with the Company of a controlled group or under common control.

         1.22 HOUR OF SERVICE means any hour for which an Associate (including a leased employee) is directly or indirectly compensated, or entitled to compensation, by the Employer or by any member of the Group, whether or not such Group member has adopted the Plan, for any of the following:

         (a) the performance of duties during the applicable computation period;

         (b) a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, Military Service, or Authorized Leave of Absence;

         (c) a period for which back pay is awarded or agreed to, provided that no Hour of Service has been credited under subsection (a) or (b) with respect to the same period.

         Hours of Service and applicable computation periods shall be determined in accordance with the requirements of 29 C.F.R. Section 2530.200b.

         1.23 INVESTMENT FUND means any fund for investment of contributions as described in Section 5.01.

         1.24 MAY PLAN means The May Department Stores Company Profit Sharing Plan.

         1.25 MEMBER means any person included in the membership of this Plan as provided in Section 2.

         1.26 MEMBER ACCOUNTS means the Member Before-Tax Accounts, the Member After-Tax Accounts and the Member Rollover Contribution Accounts. To the extent an Associate makes a Rollover Contribution pursuant to Section 11.02 and the Associate is otherwise eligible but has not yet completed the participation requirements of Section 2.01, such contribution shall also be a Member Account.

         1.27 MEMBER AFTER-TAX ACCOUNTS means the Member Accounts with respect to a Member's After-Tax Contributions.

         1.28 MEMBER BEFORE-TAX ACCOUNTS means the Member Accounts with respect to a Member's Before-Tax Contributions.

         1.29 MEMBER CONTRIBUTIONS means the Member's Before-Tax Contributions and After-Tax Contributions.

         1.30 MEMBER ROLLOVER CONTRIBUTION ACCOUNTS means the Member Accounts with respect to an Associate's or Member's Rollover Contributions.

         1.31 MILITARY SERVICE means effective December 13, 1996, any period of obligatory military service with the Armed Forces of the United States of America, or voluntary service in lieu of such obligatory service, provided that the Associate returns to active employment with the Employer within the period during which the Employer would be required to re-employ the Associate under Federal law. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, loan repayment and service credit with respect to qualified Military Service will be provided in accordance with Code Section 414(u).

         1.32 NET PROFITS means the consolidated net profits of the Company for any given Fiscal Year, determined by generally accepted accounting principles except that (i) no deduction or provision shall be made for any federal, state or other taxes measured by net income, nor for any contributions to the Trust or to any other pension or profit sharing plan, and (ii) there shall be excluded any proceeds from life insurance of which the Company is beneficiary (whether paid in a single sum or otherwise) and any gains or losses on the sale of capital assets. Such term shall also mean any accumulated and undistributed Net Profits (as defined in the preceding sentence) earned in prior Fiscal Years to the extent that such accumulated and undistributed Net Profits constitute surplus of the Company and its subsidiaries available for contributions hereunder.

         1.33 PAY means the aggregate of (i) all regular pay, commissions, overtime pay, cash incentives, prizes and cash awards, plus (ii) amounts which the Associate elects to have the Employer contribute directly to the Plan on the Associate's behalf in accordance with Section 4.01(b). Pay shall include any amounts not otherwise includable in the Member's taxable income pursuant to Code
Section 125. Pay shall not include amounts for a pension, a retirement allowance, a retainer or a fee under contract, deferred compensation (including amounts deferred under the Deferred Compensation Plan of The May Department Stores Company and the Deferred Compensation Plan of Payless ShoeSource, Inc.), severance pay, distributions from this Plan, amounts earned before an individual becomes a Member, or items of extraordinary income including but not limited to amounts resulting from the exercise of stock options, spinoff cash, spinoff stock and restricted stock awards. Pay in excess of $200,000 shall be disregarded, although such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d).

         1.34 POOLED INVESTMENT ACCOUNT means an account established pursuant to an administrative services agreement between the Company and the Trustee.

         1.35     PLAN means this Payless ShoeSource Inc. 401(k) Profit Sharing
Plan.

         1.36     PLAN YEAR means a calendar year ending each December 31.

         1.37 PRIOR PLAN means either The May Department Stores Company Profit Sharing Plan, the Volume Shoe Corporation Profit Sharing Plan, or such other qualified plan as may be so designated by the Committee.

         1.38 QUALIFIED DOMESTIC RELATIONS ORDER means a "qualified domestic relations order" as that term is defined in Code Section 414(p), provided that such order was entered on or after January 1, 1985.

         1.39 RETIREMENT means a Member's termination of employment on or after age 55 and after completing at least five (5) Years of Service or attaining the fifth anniversary of participation, as of which date the Member's benefit shall be nonforfeitable.

         1.40 ROLLOVER CONTRIBUTIONS means contributions which the Associate or Member, as applicable, elects to make in accordance with Section 11.02.

         1.41 SOCIAL SECURITY WAGE BASE means, with respect to each Plan Year, the maximum amount of wages which are subject to tax in such year under the Federal Old Age, Survivors and Disability Insurance System.

         1.42 TOTAL AND PERMANENT DISABILITY OR DISABILITY means the qualification for disability under Title 11 of the Federal Social Security Act.

         1.43 TRANSFERRED ACCOUNTS means Member and Company Accounts transferred from the May Plan.

         1.44 TRUST AGREEMENT means the agreement or agreements provided for in Section 14, as amended from time to time.

         1.45 TRUST FUND means all the assets of the Investment Funds and any other assets which are held in one or more trusts by the Trustee or Trustees for the purposes of this Plan.

         1.46 TRUSTEE means the corporation(s), person or persons which may at any time be acting as Trustee or Trustees under the Trust Agreement.

         1.47 UNIT means one of the units representing an interest in an Investment Fund as provided in Section 6.03.

         1.48 UNIT VALUE means the value of each Unit in an Investment Fund as of the Valuation Date as determined pursuant to Section 6.04.

         1.49 VALUATION DATE means any day that the New York Stock Exchange is open for business or any other date chosen by the Committee. Prior to March 31, 2000, Valuation Date means the last business day of each calendar month and any other date chosen to perform a valuation.

         1.50     YEAR OF SERVICE for purposes of determining eligibility under
Section 2 means a year of employment during which the Associate has been paid for not less than 1,000 Hours of Service for an Employer or any other member of the Group. An Associate shall be credited with a year of employment on each anniversary date of his commencement of employment with an Employer during which he earns not less than 1,000 Hours of Service for an Employer or any other member of the Group. Periods of temporary illness, temporary layoff, Military Service, and Authorized Leaves of Absence shall not be deemed as breaking continuity of employment and shall be counted in determining Years of Service. The term "Year of Service" shall also include an employment year during which, except to the extent otherwise provided in Treasury Regulations, a "leased employee" within the meaning of Code Section 414(n) has been paid for not less than 1,000 Hours of Service for the Employer even though during such period the leased employee was not an Associate as defined in Section 1.05. The term "Year of Service" shall include any period required to be included by the Family and Medical Leave Act of 1993.

         The extent to which service with another organization, part or all of whose business operations are acquired by the Company (or by an Employer), shall be credited as "Years of Service" hereunder or as "Vesting Service" under
Section 1.51 shall be determined by the Company or by the Committee on a case-by-case basis.

         1.51 VESTING SERVICE for purposes of determining a Member's vested interest under Section 6.07 is based on "elapsed time" and is to be determined in accordance with the following definitions:

         (a) "EMPLOYMENT COMMENCEMENT DATE" means the date upon which an Associate first performs an Hour of Service.

         (b) "HOUR OF SERVICE" means an hour for which an Associate is paid or entitled to payment for the performance of duties for the Employer or any other member of the Group.

         (c) "PERIOD OF SERVICE" means a period beginning on the Associate's Employment Commencement Date (or Reemployment Commencement Date, as the case may be) and ending on his Severance from Service Date.

         (d)      "SEVERANCE FROM SERVICE DATE" means the earlier to occur of:

                  (i) the last date upon which an Associate terminates employment with the Employer or any other member of the Group (either voluntarily or involuntarily), retires or dies; or

                  (ii) the first anniversary of the date upon which the Associate was first absent from service with the Employer (with or without pay) for any other reason (i.e., vacation, sickness, disability, leave of absence or layoff).

         Notwithstanding the foregoing, the Severance from Service Date of an Associate who is absent from service with the Employer beyond the first anniversary of the first day of such absence on account of maternity or paternity (as described in Code Sections 410(a)(5)(E) or 411(a)(6)(E)) shall be the second anniversary of the first day of such absence; and the period of time between such first and second anniversaries shall not be treated as a Period of Service or as a Period of Severance.

         (e) "PERIOD OF SEVERANCE" means a period beginning on an Associate's Severance from Service Date and ending upon the Associate's Reemployment Commencement Date.

         (f) "REEMPLOYMENT COMMENCEMENT DATE" means the first date, following a Severance from Service Date, upon which the Associate performs an Hour of Service for the Employer or any other member of the Group.

         (g) "SERVICE SPANNING RULES." In determining whether or not an Associate has completed a twelve month Period of Service for purposes of vesting, the following Periods of Severance shall be treated as Periods of
Service:

                  (i) If an Associate terminates employment with the Employer (either voluntarily or involuntarily) or retires, and then performs an Hour of Service within the twelve month period beginning on the Severance from Service Date, such Period of Severance shall be treated as a Period of Service; and

                  (ii) If an Associate terminates employment with the Employer (either voluntarily or involuntarily) or retires during an absence from service of twelve months or less for any reason other than a termination or retirement, and then performs an Hour of Service within a period of twelve months from the date the Employee was first absent from service, the Period of Severance shall be treated as a Period of Service.

                                    SECTION 2

                                   MEMBERSHIP

         2.01     CONDITIONS OF ELIGIBILITY.

         (a) Each Associate who on April 30, 2002 was a Member of or is eligible to be a Member of the Plan shall continue to be a Member of this Plan entitled to make Member Contributions pursuant to Section 4 and eligible to share in Company Contributions pursuant to Section 3.

         (b) Each other Associate shall be eligible to become a Member of the Plan when the Associate has completed one Year of Service and attained age 21, with membership to commence as of the first day of the month coincident with or following the date he has met these eligibility requirements. Such Associate shall be eligible:

                  (i)      to make Member Contributions pursuant to Section 4;

                  (ii) to share in Company Matching Contributions pursuant to Section 3.02;

                  (iii) to share in Company Profit Sharing Contributions, if any, pursuant to Section 3.01.

                  Notwithstanding the foregoing, a Full Time Associate shall be eligible to make Member Contributions pursuant to Section 4 as of the first day of the month coincident with or following the date he has completed 90 days of employment with the Employer and attained age 21. For the purposes of the preceding sentence, a "Full Time Associate" is an Associate classified on the Employer's records as a Full Time Associate. In many locations, this means the Associate is normally scheduled to work 32 or more hours per week. However, the Associate's classification on the Employer's records, and not the actual number of hours worked in any period, determines Full Time status.

         (c) Each Member shall be deemed to have elected to make a three percent (3%) Before-Tax Contribution pursuant to Section 4.01(b), commencing with the first paycheck issued with respect to the first payroll period beginning on or after the first day of the month coincident with or following the date the Employer determines he met the foregoing eligibility requirements. Notwithstanding this "deemed" election, an Associate or Member may elect pursuant to procedures established by the Committee to not make, or to suspend making, said three percent (3%) automatic Before-Tax Contribution, or pursuant to
         Section 4.01(a) or (b) to make an After-Tax or a Before-Tax Contribution of an amount other than three percent (3%).

         (d) Associates employed by the Company's Puerto Rican Subsidiaries are not eligible for membership hereunder. If any such Associate has Accounts in this Plan, such

                  Accounts shall continue to be revalued as of each succeeding Valuation Date pursuant to Section 6.04.

         2.02 RE-EMPLOYMENT. A former Member who has retired or has otherwise terminated employment and is rehired shall become a Member on the first day of the calendar month after the Employer becomes aware of his rehire.

                                    SECTION 3

                              COMPANY CONTRIBUTIONS

         3.01 AMOUNT OF COMPANY PROFIT SHARING CONTRIBUTION. The Company or an Employer may contribute to the Trust, as of the end of each Plan Year, a percentage of the Company's Net Profits as a Company Profit Sharing Contribution. The amount of such contribution, if any, shall be determined by the Board of Directors in its discretion. Any such contribution shall be made as soon as practicable after the close of the Company's Fiscal Year. All such contributions advanced to the Plan by the Company shall be reimbursed to the Company by the Employer.

         3.02 AMOUNT OF COMPANY MATCHING CONTRIBUTION. The Company shall, in its discretion, contribute to the Trust, as of the end of each Plan Year, a total combined amount as to this Plan and the Payless ShoeSource, Inc. Profit Sharing Plan for Puerto Rico Associates ("Puerto Rico Plan") equal to 2 1/2% of its Net Profits, until determined otherwise by the Board of Directors, in the form of a Company Matching Contribution. Such contribution may be made by an Employer, rather than by the Company, as to that Employer's participating Associates. The total amount of such contribution shall be allocated in proportion to the amount that each Member's Contributions under Sections 4.01(a) and (b) for such Plan Year, up to a total of 5% of such Member's Pay, bears to the total amount of all Member Contributions up to 5% of such Members' Pay. Such Company Matching Contribution shall be determined and paid to the Trustee as soon as practicable after the close of each Fiscal Year.

         3.03 ALLOCATION OF COMPANY CONTRIBUTIONS. The Company Contributions shall be allocated only to the Company Accounts of Members who are employed by the Employer on the last day of the Plan Year and on behalf of Members whose employment has terminated during the Plan Year by reason of Retirement, death or Disability. Company Profit Sharing Contributions shall be credited to eligible Members' Company Profit Sharing Contribution Accounts. Company Profit Sharing Contributions allocated prior to or as of July 31, 1997 shall be fully vested; Company Profit Sharing Contributions allocated thereafter shall be subject to the vesting provisions of Section 6.07. Company Matching Contributions shall be subject to the vesting provisions of Section 6.07 and to the withdrawal penalty provisions of Section 8.02(a). No Company Matching Contribution shall be made with respect to a Member Before-Tax Contribution in excess of the Code Section 402(g) and 414(v) limit, as revised from time to time.

         3.04 PROFIT SHARING ALLOCATION FORMULA. The Company Profit Sharing Contribution, if any, shall be allocated to all Members eligible to share in the contribution according to the ratio that each Member's Allocation Pay Amount for the Plan Year bears to the total Allocation Pay Amount for all eligible Members for the Plan Year. For this purpose the term eligible Members includes Members in both the Puerto Rico Plan and this Plan.

         3.05 INVESTMENT OF THE COMPANY CONTRIBUTION. The amounts allocated to each Member pursuant to Section 3.03 shall be credited to his Company Accounts and invested in one or more of the Investment Funds described in Section 5.01 and in the percentages designated by the Member in the investment election filed pursuant to Section
5.02 effective at the time the amount is allocated.

         3.06     RETURN OF COMPANY CONTRIBUTIONS.

         (a) If, after the Company Contribution has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Member (or an Associate who should have been considered a Member) who should have been entitled to share in such contribution, receives no allocation or receives an allocation which was less than he should have received, the Company may, at its election and in lieu of reallocating such contribution, make a special make-up contribution for the Company Account of such Member in an amount sufficient to provide for him the same addition to his Company Account as he should have received. Similarly, if a Member received an allocation which was more than he should have received (or an Associate was inappropriately included in the Plan), the Company, at its election, may reallocate such contribution, offset other Company contributions against such allocation, or use such allocation to pay Plan expenses.

         (b) Each contribution made to the Trust shall be made on the condition that it is currently deductible by the Company or Employer under Code Section 404 for the taxable year with respect to which the contribution is made. If a contribution subsequently is determined, whether in whole or in part, not to be currently deductible as provided in the preceding sentence, then, within one year of the date of disallowance of the deduction of such Company Contribution, an amount equal to the disallowed deduction shall be returned to the Company or Employer.

         (c) Earnings attributable to a contribution that is returned pursuant to Subsection (a) or (b) above shall not be withdrawn, but losses attributable thereto shall reduce the amount returned to the Company and/or Employer.

                                    SECTION 4

                              MEMBER CONTRIBUTIONS

         4.01     PROCEDURE FOR MAKING CONTRIBUTIONS.

         (a) AFTER-TAX CONTRIBUTIONS. Subject to the limitations set forth in Sections 4.02, 4.03 and 4.04, each Member may contribute to the Plan an amount (in whole percentage points) equal to not less than 1% nor more than 15% (effective May 1, 2002, 75%) of his Pay as he shall have designated pursuant to procedures established by the Company (which may establish lower permissible After-Tax Contributions for Highly Compensated Employees); provided, however, that a Member shall not contribute, or elect to have contributed on his behalf, amounts with respect to Pay received by him after the close of the calendar year during which his employment terminates and further provided that any Before-Tax Contributions made on behalf of the Member shall reduce, by the percentage which he elects to have contributed pursuant to Section 4.01(b)(i), the percentage of Pay that the Member may contribute pursuant to this Section 4.01(a).

         (b)      BEFORE-TAX CONTRIBUTIONS.

                  (i) Subject to the limitations set forth below, each Member may elect that his Employer shall contribute directly to the Trust Fund an amount equal to a whole percentage of his Pay, not less than 1% nor greater than such percentage as may be determined from time to time by the Company which amount shall be his Before-Tax Contribution. The maximum Before-Tax Contribution by a Member determined to be a Highly Compensated Employee under Section 4.02, for the Plan Year in question, may be further restricted or limited by the Company or Committee from time to time.

                  (ii) Pursuant to Section 2.01(c), each eligible Member shall be deemed to have elected to make a three percent (3%) Before-Tax Contribution, unless the Member elects otherwise in accordance with procedures established by the Committee.

         (c) Notwithstanding any election in accordance with Section 4.01(b), if the Committee at any time determines that all or any portion of the Member's Before-Tax Contributions should be treated as After-Tax Contributions in order for the Before-Tax Contribution provisions of the Plan to qualify as a "qualified cash or deferred arrangement" for purposes of Code Section 401(k), or if the Actual Deferral Percentage standards set forth in Code Section 401(k)(3) are not met at the end of the Plan Year, then the Committee, in its sole and absolute discretion,

                  (i) may, in accordance with Section 4.02 below, limit the amount which shall be contributed by the Employer as Before-Tax Contributions after the date of such determination on behalf of all or any portion of the Members and,

                  (ii)     may, except with respect to situations in which
                  Section 4.01(h) applies, (and prior to March 15 of the calendar year following the Plan Year in which such contributions are made) declare all or such portion of the Before-Tax Contributions theretofore or thereafter made on behalf of all or a portion of the Members to be After-Tax Contributions. Effective January 1, 1997, if Before-Tax Contributions are made to another plan or plans, this Plan and such other plans must be aggregated for purposes of Section 410(b) of the Code (other than the average benefit percentage test).

         (d) The Employer shall (i) deduct a Member's After-Tax Contributions from the Pay of the Member in such installments as the Employer may deem appropriate, (ii) contribute a Member's Before-Tax Contributions on behalf of the Member, and (iii) reduce the Pay that is paid to the Member directly in cash by an amount equal to the Member's Before-Tax Contributions in such installments as the Employer shall deem appropriate. The amounts so deducted and so contributed shall be paid by the Employer to the Trustee not later than 15 days following the end of the month with respect to which such amounts are to be so deducted and contributed or within such shorter period of time as may be designated under the Code, ERISA or related regulations. The Employer may, from time to time, make estimated contribution payments to the Trustee during each month.

         (e) Effective with the first payroll period beginning in any calendar month, or as of such other effective time as may be determined by the Committee, a Member may elect to change the rate of his After-Tax Contributions to any other rate permitted by Subsection (a) of this Section 4.01 and may elect to change the amount to be contributed by the Employer directly to the Trust Fund as Before-Tax Contributions to an amount equal to an amount permitted by Subsection
         (b) of this Section 4.01 with respect to such contributions to be made after the effective date of the election, pursuant to procedures established by the Committee.

         (f) Not later than 15 days prior to the beginning of a payroll period of a Member, or not later than such other date as may be determined by the Committee, such Member may elect, pursuant to procedures established by the Committee, (i) to suspend making After-Tax Contributions and (ii) that the Employer should suspend making Before-Tax Contributions on his behalf, all as of the beginning of such payroll period. Not later than 15 days prior to the beginning of a payroll period of a Member, or not later than such other date as may be determined by the Committee, such Member may elect (i) to resume making After-Tax Contributions and, (ii) that the Employer shall resume making Before-Tax Contributions on his behalf, by indicating any amount of contributions permitted under Subsection (a) and designating an amount equal to any amount of Pay as Before-Tax Contributions that is permitted under Subsection (b) hereof.

         (g) Contributions pursuant to this Section 4.01 shall be credited to Member Accounts.

         (h)      Notwithstanding any election in accordance with Subsection
         (b), the total amount of a Member's Before-Tax Contributions and other contributions made by the Member under Code Section 401(k) to another plan qualified under Code Section 401(a) for any calendar year shall not exceed $11,000 (as adjusted from time to time by the Secretary of the Treasury or his delegate, pursuant to Code Section 415(d)). If any Member may reach the $11,000 limit (as adjusted) the Committee can direct that all or any portion of such Member's Contributions during such year shall be After-Tax Contributions regardless of such Member's elections pursuant to Sections 4.01(a) and 4.01(b). Effective May 1, 2002, all employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

         (i) The Committee shall provide each new Member a notice that explains the procedure for making Before-Tax Contributions under Sections 4.01(b) and 2.01(c), including the Member's right to elect to make no Before-Tax Contribution from his or her Pay and the manner in which the amount of such contributions may be changed. In addition, the Committee shall provide an annual notice to each Member indicating his or her Before-Tax Contributions as a percentage of Pay, describing the right to alter and the procedure for changing such percentage, and explaining the timing for implementation of any such change.

         4.02 LIMITATIONS ON AND DISTRIBUTIONS OF BEFORE-TAX CONTRIBUTIONS FOR HIGHLY COMPENSATED EMPLOYEES.

                  The Committee is authorized to reduce to the extent necessary the maximum contributions under Section 4.01(b) for Highly Compensated Employees prior to the close of the Plan Year if the Committee reasonably believes that the reduction is necessary to prevent the Plan from failing Code Section 401(k)(3). Such adjustments shall be made in accordance with rules prescribed by the Employer.

                  If the Plan fails to satisfy Code Section 401(k)(3), the Plan shall correct the failure within 12 months after the last day of such Plan Year under any method of combination of methods allowed under Code Section 401(k)(8) or Treasury Regulation Section 1.401(k)-1(f), taking into account any adjustments necessary due to changes to Code Section 401(k)(8)(C) that are reflected in the regulations. For purposes of this Section 4.01, the actual deferral percentage of Non-Highly Compensated Employees shall be determined as of the Plan Year for which the Plan must satisfy one of the tests in Code
Section 401(k)(3), unless the Employer elects to determine such actual deferral percentage as of the Plan Year preceding the Plan Year for which the Plan must satisfy one of the tests in Code Section 401(k)(3). Any such election shall not be changed except as provided by the Secretary of the Treasury.

                  Effective January 1, 1997, if for any Plan Year, the Plan satisfies neither of the tests set forth in Code Section 401(k)(3), the Trustee shall be directed by the Committee to return to each Highly Compensated Employee his or her portion of the excess contributions (plus the income or less the loss allocable to such excess contributions) for such Plan Year within 12 months after the last day of such Plan Year. A Highly Compensated Employee shall forfeit any Matching Contributions which were contributed on account of any portion of the excess contributions even if such Matching Contributions are vested. Each Highly Compensated Employee's portion of the excess contributions for a Plan Year shall be determined under a two step process. First, the aggregate amount of excess contributions shall be calculated. This shall be done by reducing the actual deferral percentages of those Highly Compensated Employees with the highest actual deferral percentages to the extent necessary but not below the next highest level of actual deferral percentages. This process shall be repeated, to the extent necessary, until the actual deferral percentages for the group of Highly Compensated Employees satisfies one of the tests set forth in Code Section 401(k)(3). The aggregate amount of excess contributions shall be calculated by multiplying the actual deferral percentage reduction for each Highly Compensated Employee by his or her compensation (within the meaning of Code Section 414(s)) for the Plan Year and adding the product of each such multiplication. Second, the aggregate amount of excess contributions to be returned shall be allocated by reducing the Before-Tax Contributions of those Highly Compensated Employees with the highest amount of Before-Tax Contributions to the extent necessary but not below the next highest amount of Before-Tax Contributions. This process shall be repeated, to the extent necessary, until all excess contributions to be returned shall be allocated among the Highly Compensated Employees. The income or loss allocable to a Highly Compensated Employee's portion of the excess contribution will be determined under such reasonable method as the Committee shall establish, provided the method does not discriminate in favor of Highly Compensated Employees, is used consistently for all Members and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Members' accounts.

                  If the Trustee is required to distribute both elective deferrals and excess contributions for a Plan Year, the Trustee shall (a) calculate and distribute elective deferrals before determining the excess contributions to be distributed to Highly Compensated Employees; (b) calculate the actual deferral percentage including the amount of excess deferrals distributed pursuant to (a) above; and (c) distribute excess contributions to Members by reducing the excess contributions distributed to a Member by the amount of excess elective deferrals distributed to such Member.

                  The actual contribution percentage and the actual deferral percentage of a Highly Compensated Employee who is eligible to participate in two or more qualified plans which have cash or deferred arrangements or matching contributions or after-tax contributions features (other than an employee stock ownership plan) maintained by the Employer or a member of the Group shall be calculated by treating all such cash or deferred arrangements in which the Highly Compensated Employee is eligible to participate as one cash or deferred arrangement for purposes of calculating the actual deferral percentage for such Highly Compensated Employee, and all such features in which the Highly Compensated Employee is eligible to participate as one feature for purposes of calculating the actual contribution percentage for such Highly Compensated Employee with respect to years ending within the same calendar year.

         4.03     DISTRIBUTIONS OF EXCESS DEFERRALS.

                  If a Member's elective deferrals for any calendar year exceed $10,500 (or such higher amount prescribed under Section 402(g) of the Code), then the Member may file an election form prescribed by the Committee with the Employer/Company designating in writing the amount of the Member's Excess Before-Tax Deferrals to be distributed from this Plan. Any such election form must be filed with the Committee no later than the first March 1 following the close of such calendar year in order for the Committee to act on it. If such an election form is timely filed, the Trustee shall distribute to the Member the amount of such Excess Before-Tax Deferrals which the Member has allocated to this Plan together with any income or less any loss allocable to such amount on or before the first April 15 following the close of such calendar year. In the case of a Highly Compensated Employee, any matching contributions which were contributed on account of the Excess Before-Tax Deferrals being distributed will be forfeited, even if such matching contributions are vested. For purposes of this Section 4.03, the income or loss allocable to such Excess Before-Tax Deferrals will be determined under such reasonable method as the Committee shall establish, provided the method does not discriminate in favor of Highly Compensated Employees, is used consistently for all Members and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Members' accounts.

         4.04 LIMITATIONS ON AND DISTRIBUTIONS OF AFTER-TAX EMPLOYEE CONTRIBUTIONS AND MATCHING CONTRIBUTIONS FOR HIGHLY COMPENSATED EMPLOYEES.

         The Committee is authorized to reduce to the extent necessary the maximum amount of Employee After-Tax Contributions and Employer Matching Contributions under Sections 4.01(a) and 3.02 contributed on behalf of any Highly Compensated Employee prior to the close of the Plan Year if the Committee reasonably believes that such adjustment is necessary to prevent the Plan from failing Code Section 401(m)(2). Such reduction shall be made in accordance with rules prescribed by the Employer.

         If the Plan fails to satisfy Code Section 401(m)(2), the Plan shall correct the failure within 12 months after the last day of such Plan Year under any method or combination of methods allowed under Treasury Regulation 1.401(m)-1(e), taking into account any adjustments necessary due to changes to Code Section 401(m)(6)(c) that are not reflected in the regulations. For purposes of this Section 4.04, the actual contribution percentage of Non-Highly Compensated Employees shall be determined as of the Plan Year for which the Plan must satisfy one of the tests in Code Section 401(m)(2), unless the Employer elects to determine such actual contribution percentage as of the Plan Year preceding the Plan Year for which the Plan must satisfy one of the tests in Code Section 401(m)(2). Any such election shall not be changed except as provided by the Secretary of the Treasury.

                  Effective January 1, 1997, if for any Plan Year, the Plan fails to satisfy either of the tests set forth in Code Section 401(m)(2), the Trustee shall be directed by the Committee to distribute to each Highly Compensated Employee his or her vested portion (and forfeit the nonvested portion) of the excess aggregate contributions (plus the income or less the losses allocable to such excess aggregate contributions) for such Plan Year within 12 months after the last day of such Plan Year. Each Highly Compensated Employee's portion of the excess aggregate contributions for a Plan Year shall be determined under a two step process. First, the aggregate amount of excess aggregate contributions shall be calculated. This shall be done by reducing the actual contribution percentages of those Highly Compensated Employees with the highest actual contribution percentages to the extent necessary but not below the next highest level of actual contribution percentages. This process shall be repeated, to the extent necessary, until the actual contribution percentage for the group of Highly Compensated Employees satisfies one of the tests set forth in Code Section 401(m)(2). The aggregate amount of excess aggregate contributions shall be calculated by multiplying the actual contribution percentage reduction for each Highly Compensated Employee by his or her compensation (within the meaning of Code Section 414(s)) for the Plan Year and adding the product of each such multiplication. Second, the aggregate amount of excess aggregate contributions to be distributed or forfeited shall be allocated by first reducing any After-Tax Contributions and then any Matching Contributions made by or on behalf of Highly Compensated Employees with the highest total amount of After-Tax Contributions and Matching Contributions to the extent necessary but not below the next highest total amount of After-Tax Contributions and Matching Contributions. This process shall be repeated, to the extent necessary, until all excess aggregate contributions to be distributed or forfeited shall be allocated among the Highly Compensated Employees. A Highly Compensated Employee whose After-Tax Contributions are determined to be excess aggregate contributions shall forfeit any Matching Contributions which were contributed on account of such After-Tax Contributions, even if such Matching Contributions are vested. The income or loss allocable to a Highly Compensated Employee's portion of the excess aggregate contributions will be determined under such reasonable method as the Committee shall establish, provided the method does not discriminate in favor of Highly Compensated Employees, is used consistently for all Members and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Members' accounts.

         4.05     LIMITATIONS ON MULTIPLE USE OF ALTERNATIVE LIMITATION.

                  (a)      Repeal of Multiple Use Test.

                                    The Multiple use test described in Treasury
                           Regulation section 1.401(m)-2 shall not apply for Plan Years beginning after December 31, 2001.

                  (b)      Special Definitions.

                                    All terms used in this Section 4 shall have
                           the meaning given such terms in Code Sections 401(k) and 401(m) and the regulations thereunder.

                                    SECTION 5

                              INVESTMENT PROVISIONS

         5.01     INVESTMENT FUNDS.

         (a) There shall be established as part of the Trust Fund a reasonable range of investment options. The Committee may from time to time, in its discretion, change, delete or add Investment Funds available within the Trust Fund; provided that unless and until the Plan is amended accordingly, the Plan shall continue to provide a Payless Common Stock Fund as an investment option.

         (b) Income from and proceeds of sales of investments in each Investment Fund shall be reinvested in the same Investment Fund. Any income or other taxes payable with respect to a Fund shall be charged to such Fund.

         (c) A Trustee may, from time to time, make temporary investments in short term obligations of the United States Government, commercial paper, or other investments of a short term nature, pending investment in an Investment Fund.

         5.02     INVESTMENT DIRECTION.

         (a) A Member may elect that his Member Contributions be invested in 1% increments totaling 100% in one or more of the Investment Funds. Such election must be made pursuant to procedures prescribed by the Committee. Such election shall be effective until and unless a Member makes a different election for any period, but only as provided for under Subsection 5.02(b) and Subsection 5.02(c). If the Member fails to file a timely initial investment election, he shall be deemed to have elected to have 100% of his Member Contributions invested in the stable, fixed income investment as may be determined by the Committee. Until such time as the Committee determines otherwise and so notifies Members, a Member's share of any Company Contributions, when allocated as of Plan Year-end, shall be invested in the same Investment Funds in the same proportions as the Member has elected in connection with investment of his Member Contributions at the time the Company Contribution is contributed to the Trust.

         (b) A Member may change his election with respect to future Member and Company Contributions effective pursuant to procedures prescribed by the Committee and may not change his election in any other manner except as provided in Subsection 5.02(c).

         (c) Effective as of the date determined by the Committee, and pursuant to procedures prescribed by the Committee, a Member may elect to have any or all of the value in any of the Investment Funds which are credited to his Member and/or Company Accounts transferred and invested in any one or more of the Investment Funds.

         (d) Notwithstanding this Section 5.02, effective March 20, 2000, during the black out period as determined by the Committee and the Trustee established to change to daily valuation or a change in recordkeepers, no investment transfers or changes may be made by a Member unless provided in Section 6.06. Notwithstanding anything to the contrary, no loans, withdrawals or distributions shall be made during any such blackout period except as provided by the Committee.

                                    SECTION 6

                                    ACCOUNTS

         6.01 MEMBER ACCOUNTS. The Committee shall maintain or cause to be maintained for each Member under each Investment Fund in which his Member Contributions are invested separate Member Accounts which shall reflect the portion of his interest in such Investment Fund which is attributable to his contributions. The Member's After-Tax Contributions shall be credited to a separate Member After-Tax Account. The Member's Before-Tax Contributions shall be credited to a separate Member Before-Tax Account. The Member's or Associate's Rollover Contribution shall be credited to a separate Member Rollover Contribution Account.

         6.02 COMPANY ACCOUNTS. The Committee shall maintain or cause to be maintained for each Member under each Investment Fund in which his Company Contributions are invested separate Company Accounts which shall reflect the portion of his interest in such Investment Fund which is attributable to Company Contributions, as well as to contributions made by an Employer under prior plans and to any income or earnings attributable to such Company Contributions and prior plan contributions. The Member's Company Matching Contributions shall be credited to a separate Company Matching Contribution Account. The Member's Company Profit Sharing Contribution, if any, shall be credited to a separate Company Profit Sharing Contribution Account.

         6.03 MAINTENANCE OF ACCOUNTS. For the purposes of maintaining Accounts pursuant to this Section 6, each Investment Fund shall be divided into Units, and the Interest of each Member in such Investment Fund shall be evidenced by the number of Units in such Investment Fund credited to his Accounts.

         6.04 VALUATION OF ACCOUNTS. As of each Valuation Date the Committee shall determine the value of a Unit in each Account by dividing the current market value of all property in each such Account as of such Valuation Date (after deducting any expenses or other amounts including withdrawals properly chargeable against such Account) by the number of Units then outstanding to the credit of all Members in each such Account.

         6.05 MEMBER STATEMENTS. The Committee shall furnish or cause to be furnished to each Member a statement of his Company and Member Accounts, at least once each year, or more frequently if required by applicable law.

         6.06 SHARES OF PAYLESS SHOESOURCE, INC. ("PAYLESS STOCK") IN THE PAYLESS COMMON STOCK FUND.

         (a) Each Member (or beneficiary of a deceased Member) who has Accounts invested in the Payless Common Stock Fund shall, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, have the right to direct the Trustee with respect to the vote of the number of shares of Payless Stock attributable to Units credited to him in the Payless

         Common Stock Fund as of the latest practicable Valuation Date prior to or contemporaneous with the record date set by the Company for each meeting of shareowners of the Company. For such purpose the Trustee shall furnish to each such Member prior to each such meeting the proxy statement for such meeting, together with a form to be returned to the Trustee on which may be set forth the Member's instructions as to the manner of voting such shares of stock. Upon receipt of such instructions, the Trustee shall vote such shares in accordance therewith. If a Member's instructions are not received by the Trustee in a timely manner, the Trustee shall vote such Member's shares in the same proportion as the shares of Common Stock for which instructions were actually timely received from Members. The Trustee shall not divulge the instructions of any Member.

         (b) Each Member (or beneficiary of a deceased Member) who has Accounts invested in the Payless Common Stock Fund shall, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, have the right with respect to the number of shares of Payless Stock attributable to Units credited to him in the Payless Common Stock Fund as of the latest practicable Valuation Date, to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to Payless Stock, and the Trustee shall respond in accordance with the instructions so received. The Trustee shall utilize its best efforts to timely distribute or cause to be distributed to each Member such information as will be distributed to shareowners of the Company in connection with any such tender or exchange offer, together with a form requesting instructions on whether or not such shares will be tendered or exchanged. If the Trustee shall not receive timely direction from a Member as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Payless Stock with respect to which such Member has the right of direction. Tenders as a result of a self-tender offer by the Company shall continue notwithstanding any investment change blackout. The Trustee shall not divulge the instructions of any member. The proceeds from the tender or exchange of shares attributable to Units in Payless Common Stock Investment Fund accounts of Members shall be transferred to one of the Investment Funds described in Section 5.01 pursuant to a procedure established by the Committee.

         6.07     VESTING IN MEMBER AND COMPANY ACCOUNTS.

         (a) VESTING SCHEDULE. A Member shall have a fully vested interest at all times (i) in his Member Accounts and (ii) in his Company Profit Sharing Contribution Account balance determined as of July 31, 1997. A Member who has completed at least two full Years of Service as of August 1, 1997 also shall be fully vested at all times (i) in his Company Matching Contribution Account and (ii) in his Company Profit Sharing Contribution Account determined at any time after July 31, 1997. The Company Matching Contribution Account of a Member who is not or was not credited with at least two Years of Service as of August 1, 1997 and his Company Profit Sharing Contribution Account attributable to Company Profit Sharing Contributions, if any, based on such Member's eligibility for such contributions after August 1, 1997, shall vest according to the following schedule:

 Vesting Service                                            Vested Interest
 ---------------                                            ---------------
Fewer than 2 years                                                 0%

     2 years                                                      25%

     3 years                                                      50%

     4 years                                                      75%

 5 years or more                                                 100%

                  Notwithstanding the foregoing, a Member's interest in his Company Matching Contribution Account and his Company Profit Sharing Contribution Account shall become fully vested if the Member terminates employment on account of Retirement, death or Disability.

         (b) CASH-OUT DISTRIBUTIONS TO PARTIALLY VESTED MEMBERS AND RESTORATION OF FORFEITURES. If, pursuant to Section 10.01, a partially-vested Member receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in Subsection (e) below), the cash-out distribution will result in an immediate forfeiture of the nonvested portion(s) of the Member's Company Matching and Company Profit Sharing Contribution Account(s). See Subsection (e) below. A partially-vested Member is a Member whose Vested Interest, determined under Section 6.07(a), in either his Company Matching Contribution Account or his Company Profit Sharing Contribution Account, or both, is less than 100%. A cash-out distribution is a distribution of the entire vested portion of the Member's Account(s).

                  (i) A partially-vested Member who is reemployed by an Employer after receiving a cash-out distribution of the vested portion of his Account(s) shall have such forfeited amount restored, unless the Member no longer has a right to restoration under this subparagraph (i). The amount restored by the Plan Administrator shall be the same dollar amount as the dollar amount of his Account(s) on the Valuation Date immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Valuation Date but reduced by the amount of the prior cash-out distribution. Restoration of the Member's Account balance(s) includes restoration of all Code Section 411(d)(6) protected benefits with respect to the restored Account(s) in accordance with applicable Treasury regulations. The Plan Administrator will not restore a reemployed Member's Account balance(s) under this subparagraph (i) if the Member has incurred a Forfeiture Break in Service (as defined in Subsection (d) below).

                  (ii) If restoration of the Member's Account(s) is permitted under subparagraph (i) above, the Plan Administrator will restore the Member's Account(s) on the same day as the date of allocation of the Company Contribution for the Plan Year during which such Member was reemployed by an Employer. To restore the Member's Account(s), the Plan Administrator, to the extent necessary, will allocate to the Member's Account(s):

                           (A) first, the amount, if any, of Member forfeitures otherwise available for allocation under Subsection (f) below;

                           (B) second, deductible Employer contributions for the Plan Year to the extent made under a discretionary formula; and

                           (C)      third, as otherwise permitted by law.

The Plan Administrator will not take into account any allocation under this Subsection (b) in applying the limitation on allocations under Section 13.

                  (iii) The deemed cash-out rule applies to a 0% vested Member. A 0% vested Member is a Member whose Account(s) derived from Employer contributions is (are) entirely forfeitable at the time of his termination of employment. Under the deemed cash-out rule, the Plan Administrator will treat the 0% vested Member as having received a cash-out distribution on the date of the Member's termination of employment or, if the Member's Account(s) is (are) entitled to an allocation of Employer contributions for the Plan Year in which he terminates employment, on the last day of that Plan Year.

         (c) DETERMINATION OF VESTING SERVICE. For purposes of determining a Member's Vested Interest in his Company Contributions Account(s) under Subsection (a) above, a Member shall be credited with that number of years of Vesting Service determined by adding together all of the Associate's Periods of Service, whether or not consecutive. Notwithstanding the foregoing, Vesting Service shall not include any Period of Service before the Plan Year in which an Associate attains age eighteen (18). Only whole years of service shall be taken into account for purposes of applying the schedule set forth in Subsection
         (a) above, and, for purposes of determining a Member's number of whole years of service, non-successive Periods of Service must be aggregated, with 365 days of service being deemed to constitute one year. For purposes of determining a Member's Period of Service, the Service Spanning rules described in Section 1.51(g) shall apply.

         (d) FORFEITURE BREAK IN SERVICE. For purposes of this Section 6.07, a "Break in Service" is a Period of Severance of at least 365 consecutive days. A "Forfeiture Break in Service" occurs when a Member or former Member incurs 5 consecutive Breaks in Service.

         (e) FORFEITURE OCCURS. A Member's forfeiture, if any, of his Account balance(s) derived from Company contributions occurs under the Plan on the earlier of:

                  (i) the last day of the last pay period ending within the Plan Year in which the Member first incurs a Forfeiture Break in Service; or

                  (ii)     the date the Member receives a cash-out distribution.

                  The Plan Administrator shall determine the percentage of a Member's Account(s) forfeiture, if any, under this Subsection (e) solely by reference to the vesting schedule of Section 6.07(a). As of the last day of each Plan Year, the total amount of forfeitures which occurred during such Plan Year shall be calculated and such amount shall be applied (i) to restore under (b) above any amounts previously forfeited from rehired Members' Accounts, (ii) to pay Administrative Expenses under Section 7.01 and (iii) the balance, if any, shall be added to and allocated with the Company Matching Contribution for that Plan Year.

         (f) FORMER MAY PLAN MEMBERS. The provisions of this Subsection (f) apply to a Member who previously was employed by the Employer, when it was part of the Group which included The May Department Stores Company, and who at the termination of his employment had Company Accounts in the May Plan which were forfeited as a result of termination of employment. If such Member has not incurred five consecutive Breaks in Service as defined in Section 6.07(b), the value of the Member's Company Account forfeited under the May Plan will be restored under this Plan (in the manner described in Subsection (b) above) and will be 100% vested.

                                    SECTION 7

                                    EXPENSES

         7.01 ADMINISTRATIVE EXPENSES. To the extent permitted by applicable law, the costs and expenses for administering this Plan, consisting of Trustee fees and expenses, Investment Manager fees and expenses, fees and expenses of outside experts, expenses of maintaining records under Section 6 of the Plan, and all other administrative expenses of the Plan, shall be paid out of the Trust Fund unless the Company elects to pay them with its own funds. Costs incident to the purchase and sale of securities, such as brokerage fees, commissions and stock transfer fees, are not regarded as administrative expenses and shall be borne by the appropriate Investment Fund as determined by the Trustee or Committee.

                                    SECTION 8

                          WITHDRAWALS DURING EMPLOYMENT

         8.01 WITHDRAWALS PROHIBITED UNLESS SPECIFICALLY AUTHORIZED. No withdrawal from the Plan shall be permitted prior to a Member's termination of employment, except as provided in Section 8.02.

         8.02     AUTHORIZED WITHDRAWALS.

         (a) Prior to his termination of employment, a Member may elect to withdraw, in cash, any or all of the value in his Member After-Tax Accounts. However, in the event a Member elects to withdraw all or a portion of his After-Tax Contributions made after August 1, 1997, such Member shall forfeit his right to fifty percent (50%) of the Company Matching Contribution, if any, otherwise allocable in connection with his Member Contributions for the Plan Year in which the withdrawal occurs.

         (b) Prior to his termination of employment, a Member may elect to withdraw, in the event of a "hardship", an amount in cash up to (i) the total amount of the Before-Tax Contributions made to the Trust on his behalf, or (ii) the value in his Member Before-Tax Account, whichever is less. In any event the amount withdrawn may not be greater than the amount determined by the Committee as being required to meet the immediate financial need created by the "hardship" and not reasonably available from other resources of the Member, whichever amount is less. The term "hardship" means a heavy financial hardship in light of immediate and heavy financial needs as determined by the Committee in accordance with Internal Revenue Service regulations. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local taxes or penalties reasonably anticipated to result from the distribution. The determination shall be made in a nondiscriminatory manner. Hardship shall include but not be limited to the following:

                  (i) Medical expenses described in Code Section 213(d) previously incurred by the Member, the Member's spouse, or any of the Member's dependents (as defined in Code Section 125) or necessary for these persons to obtain medical care described in Section 213(d);

                  (ii) Purchase (excluding mortgage payments) of a principal residence for the Member;

                  (iii) Payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Member, his or her spouse, children, or dependents (as defined in Code Section 152);

                  (iv) The need to prevent the eviction of the Member from his or her principal residence or foreclosure on the mortgage of the Member's principal residence.

                  The Committee may adopt written guidelines which identify additional circumstances constituting hardship and which provide procedures to be followed in the administration of hardship withdrawal requests, which guidelines are hereby incorporated herein.

                  In addition, such hardship must be one which in the judgment of the Committee, based on the Member's representations, cannot be relieved (1) through reimbursement or compensation by insurance or otherwise, (2) by reasonable liquidation of the Member's assets to the extent such liquidation would not itself cause an immediate and heavy financial need, (3) by cessation of Member Contributions under the Plan, (4) by other distributions or loans from employee benefit plans, including this Plan, maintained by the Company or any other employer or (5) by borrowing from commercial sources on reasonable commercial terms. The Member shall be required to submit documentation, to be determined by the Committee, with his hardship withdrawal request to enable the Committee to make a judgment regarding the validity of such hardship withdrawal request. For any Member who has attained age 59 1/2, the "hardship" requirement shall be deemed waived.

         (c) A Member who was a Participant in or eligible to be a Participant in the Volume Shoe Corporation Profit Sharing Plan (the "Volume Plan") as of December 31, 1988 and who had an account balance in the Volume Plan attributable to Employer Contributions made to the Volume Plan before July 31, 1976 and which account became a Company Account under The May Department Stores Company Profit Sharing Plan and which has been transferred to this Plan, shall be entitled to withdraw the market value of such account balance determined (and frozen) as of December 31, 1988.

         (d) Associates with Member Rollover Contribution Accounts may elect to withdraw their Member Rollover Contribution Accounts prior to termination of employment.

         (e) A withdrawal election shall be made pursuant to application procedures established by the Committee. Contribution totals and Account values shall be determined as of the Valuation Date coinciding with or next following the filing of the withdrawal election. If the Member Accounts from which withdrawal is made are in more than one Investment Fund, the withdrawal shall be pro rata from each such Investment Fund except in the case the Member is subject to Section 16 of the Securities Exchange Act of 1934 or has been designated as a "Designated Insider," in which case such Member's withdrawal will be taken first from such Member's Investment Funds other than the Payless Common Stock Fund.

                                    SECTION 9

    BENEFITS UPON RETIREMENT, DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT

         9.01 BENEFITS. Upon a Member's Retirement, death, Disability, or other termination of employment, the value of his Member Accounts and of his vested Company Accounts shall be determined as of the Valuation Date prior to the date the distribution is calculated. A temporary Authorized Leave of Absence for Military Service or for other purposes approved by the Employer shall not, while any such Authorized Leave of Absence is validly in effect, be regarded as a termination of employment.

         9.02 BENEFICIARY. Any benefits payable on account of a Member's death shall be paid to such Member's spouse. If such Member has no spouse or if such Member's spouse shall have consented to the naming of another beneficiary, such benefits shall be paid to the person or persons (including, without limitation, estates, trust, or other entities) last named as beneficiary by such Member on an appropriate form filed with the Committee. A spouse's consent shall acknowledge the effect of the consent and be in writing, witnessed by a Plan representative or notary public. A spouse's consent shall be irrevocable. If no beneficiary has been so named or the named beneficiary does not survive the Member, any payment to be made under this Plan on account of a Member's death shall be paid to such Member's spouse, or, if he has no spouse, to such Member's estate. Whenever permitted by the Code or regulations thereunder, the Committee may waive the requirements that a spouse's consent be obtained. Such waiver may be on a case by case basis or by categories.

                                   SECTION 10

                               PAYMENT OF BENEFITS

         10.01    TIME OF PAYMENT.

         (a) All amounts distributable to a Member or Beneficiary pursuant to Section 9 shall, unless the Member makes an approved election pursuant to Section 10.01(b) or 10.01(c), be paid in a lump sum payment to be made as soon as practicable after the Valuation Date as of which the Account values are determined pursuant to Section 9.01; provided, however, that any additional amounts which may be allocated to a Member's Company Accounts resulting from a Company Contribution in respect of the calendar year in which employment terminates shall be paid as soon as practicable after such contribution.

                  Notwithstanding any provision of this Section 10 to the contrary, if the present value of the nonforfeitable accrued benefit of a Member, including Company and Member Contributions (but excluding accumulated deductible employee contribution, if any) exceeds (or for distributions made prior to March 22, 1999, ever has exceeded) $5,000, no partial or total distribution shall be made unless the Member has consented thereto in writing in the manner required by law.

         (b) A Member who was a Member of the May Plan as of June 30, 1990 may elect that all Transferred Accounts distributable to him pursuant to Section 9 shall be paid in annual installments over a period not to exceed ten years beginning with the Valuation Date as of which the lump sum payment would otherwise be made. In the event of the death of a Member prior to the expiration of such period, all amounts which have not been distributed to him shall be paid in a lump sum to his designated Beneficiary or his estate if there is no designated Beneficiary. Subject to the foregoing, each such installment shall be paid as of a Valuation Date and, until all the Accounts of the Member have been fully distributed, they shall continue to be revalued as of each succeeding Valuation Date pursuant to Section 6.04.

                  Notwithstanding the paragraph above, a Member who as of December 31, 1988 was or was entitled to be a Participant in the Volume Shoe Corporation Profit Sharing Plan may elect that all Transferred Accounts distributable to him pursuant to Section 9 be paid in the form of equal monthly installments over a period not to exceed 120 months. Such payments shall otherwise be made in accordance with the foregoing portion of this Subsection 10.01(b).

         (c) A Member who is entitled to receive a distribution in excess of $5,000 may elect to defer such distribution to the required minimum distribution age, as determined by law from time to time. An election to defer distribution shall conform to such requirements as to form, content, manner, and timing as shall be determined by the Committee and which requirements shall be applied in a manner which does not discriminate in favor of

         Members who are highly compensated employees (within the meaning of Code Section 414(q)). All Accounts of a Member who elects to defer his distribution shall continue to be revalued as of each succeeding Valuation Date pursuant to Section 6.04. A deferred distribution shall be paid when such Member attains the required minimum distribution age or at such earlier or later time as shall be determined by the Committee as permitted by law. In the event of the death of a Member prior to distribution of the deferred amounts, all amounts shall be distributed in a lump sum to his designated Beneficiary or to his estate if there is no designated Beneficiary. The value for payment shall be determined as of the Valuation Date coincident with or next following such Member's birthday coincident with the Member's required minimum distribution age or such other payment date determined by the Committee.

         10.02 FORM OF PAYMENT. All distributions shall be made in the form of cash, except that distributions from the Payless Common Stock Fund shall be made in the form of full shares of Payless Common Stock, as applicable (with payment in cash for a fraction of a share) or in cash if elected by the Member or Beneficiary. The rights extended to a Member hereunder shall also apply to any Beneficiary or alternate payee of such Member.

         10.03 INDIRECT PAYMENT OF BENEFITS. If any Member or Beneficiary has been adjudged to be legally, physically or mentally incapable or incompetent, payment may be made to the legal guardian or other legal representative of such Member or Beneficiary as determined by the Committee. Such payments shall constitute a full discharge with respect thereto.

         10.04 INABILITY TO FIND MEMBER. If a Member or Beneficiary or other person to whom a benefit payment is due cannot be found during the three years subsequent to the date a distribution was required to be made under this Plan, the Accounts shall be forfeited at the end of such three-year period. The value of such Accounts as of the date the distribution was required to be made shall be restored if such Member or Beneficiary or other person makes a claim.

         10.05 COMMENCEMENT OF BENEFIT DISTRIBUTION TO MEMBERS. In accordance with Code Section 401(a)(9) and Treasury Regulations promulgated thereunder, distributions to a Member must commence not later than the first day of April following the calendar year in which the Member attains age 70 1/2. Notwithstanding the foregoing, distribution to a Member who is not a "five percent owner" as defined in Section 20.10(f)(3) shall commence not later than April 1 following the calendar year in which the Member attains age 70 1/2 or, if later, the calendar year in which the Member retires.

         10.06 COMMENCEMENT OF BENEFIT DISTRIBUTION TO BENEFICIARY. Distributions to the Beneficiary entitled under Section 9.02 to receive any payments payable under this Plan on account of a Member's death shall be made in a lump sum payment not later than December 31 of the calendar year following the calendar year in which the Member died.

         10.07 COMMENCEMENT OF BENEFIT DISTRIBUTION TO ALTERNATE PAYEE. Distributions to an alternate payee entitled under Section 16.01 to receive any payments payable under this Plan pursuant to the terms of a Qualified Domestic Relations Order shall be made in accordance with the terms of such Qualified Domestic Relations Order and this Plan on or after the date on which the Member has attained his "earliest retirement age" (as defined under Code Section 414(p)) under the Plan. Notwithstanding the foregoing, distribution to an alternate payee may be made prior to the Member's attainment of his earliest retirement age if, but only if:
(1) the Qualified Domestic Relations Order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; (2) the distribution is a single sum distribution of the alternate payee's entire benefit entitlement under the Plan; and (3) in the event the present value of the alternate payee's benefits under the Plan exceeds $5,000, the alternate payee consents to any distribution occurring prior to the Member's attainment of earliest retirement age.

         Nothing in this Section 10.07 shall be construed to permit a Member to
(1) receive a distribution at a time not otherwise permitted under the Plan, (2) permit the alternate payee to receive a form of payment not otherwise permitted under the Plan, or (3) cause his Plan accounts to be valued or otherwise determined in a manner not otherwise permitted under the Plan.

                                   SECTION 11

                    PERMITTED ROLLOVER OF PLAN DISTRIBUTIONS

         11.01 ROLLOVER TO OTHER PLANS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and pursuant to procedures prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. Such distribution may commence no less than thirty (30) days nor more than ninety (90) after any notice required under Treas. Reg. Section 1.411(a)-11(c) (or its successor) and explanation of his right to rollover his distribution and tax explanation in accordance with Internal Revenue Rules are given to a Member or other distributee, provided that the Member has been clearly informed that he has a right to a period of at least thirty (30) days after receiving said notice to consider the decision as to whether to elect a distribution or, if applicable, a distribution option, and the Member nevertheless affirmatively elects distribution preceding the expiration of thirty (30) days. A portion of the distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax Member contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Sections 408(a) or (b) of the Code, or a qualified defined contribution plan described in Sections 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

         11.02 ROLLOVER FROM OTHER PLANS. An Associate eligible to participate in the Plan, regardless of whether he has satisfied the participation requirements of Section 2.01, may transfer to the Plan an Eligible Rollover Distribution provided that such distribution is from an Eligible Retirement Plan other than an individual retirement account described in Code
Section 408(a) or an individual retirement annuity described in Code Section 408(b); and, provided further, that this Plan shall not accept the portion of any eligible rollover distribution that is not includible in gross income. If such transfer is not a direct transfer, such a transfer may be made only if the following conditions are met:

                  (a) the transfer occurs on or before the 60th day following the Associate's receipt of the distribution from the Eligible Retirement Plan; and

                  (b) The amount transferred is equal to any portion of the distribution the Associate received from the Eligible Retirement Plan, not in excess of the fair market value of all property received in such a distribution reduced by employee contributions, as defined in Code Section 402(a)(5)(E).

                  The Committee shall develop such procedures, and may require such information, from a Member desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of the Section.

                  Upon approval by the Committee or its Administrative Delegate, the amount transferred shall be deposited in the Trust Fund and shall be credited to the Member's account. Such rollover amount shall be one hundred percent (100%) vested in the Member, shall share in the income allocations in accordance with Section 5, but shall not share in the Company Profit Sharing Contributions, the Company Matching Contributions or the forfeiture allocations. Upon termination of employment, the total amount of the rollover contribution shall be distributed in accordance with the terms of the Plan.

                  Upon such a transfer by an Associate who is otherwise eligible to participate in the Plan but who has not yet completed the participation requirement of Section 2.01, his rollover amount shall represent his sole interest in the Plan until he becomes a Member.

         11.03 DEFINITIONS. The following definitions shall apply for the purposes of this Section 11:

         (a) ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's beneficiary or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9) and any hardship distribution.

         (b) ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), an annuity contract described in Code Section 403(b), an eligible plan described in Code
         Section 457(b) maintained by a state, a political subdivision of a state, or any instrumentality of a state or political subdivision of a state, or a qualified trust described in Code Section 401(a), which accepts or will make, as applicable, an Eligible Rollover Distribution. This definition shall also apply to an Eligible Rollover Distribution to a Member's surviving spouse, or a former spouse who is an alternate payee under a Qualified Domestic Relations Order.

         (c) DISTRIBUTEE. A distributee includes a Member or former Member. In addition, the Member or former Member's surviving spouse and the Member's or former Member's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

         (d) DIRECT TRANSFER. A direct transfer is a payment by the Plan to the eligible retirement plan specified by the distributee as described in Code Section 401(a)(31).

                                   SECTION 12

                                      LOANS

         12.01 AVAILABILITY OF LOANS. Loans shall be permitted under this Plan as established by the policy of the Committee. Any such loan shall be subject to such conditions and limitations as the Committee deems necessary for administrative convenience and to preserve the tax-qualified status of the Plan. Loans are available to Associates who have a Member Rollover Contribution Account.

         12.02 AMOUNT OF LOANS. No loan to any Associate, Member or Beneficiary may be made to the extent that such loan, when added to the outstanding balance of all other loans to the Associate, Member or Beneficiary, would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (b) one-half the present value of the nonforfeitable accrued benefit of the Participant. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in Code Sections 414(b), 414(c), 414(m) and 414(o) are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond four and one-half years from the date of the loan. If such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant, the repayment period shall not extend beyond twenty nine and one-half years from the date of the loan. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan will be treated as a loan under this paragraph.

         12.03    TERMS OF LOANS.

         (a) Loans shall be made available to all Associates, Members and Beneficiaries on a reasonably equivalent basis.

         (b) Loans shall not be made available to Highly Compensated Employees (as defined in Code Section 414(q)) in an amount greater than the amount made available to other Employees.

         (c) Loans must be adequately secured using not more than fifty percent (50%) of the Member's Vested Account balance, and bear a reasonable interest rate as determined from time to time by the Committee.

         (d) An Associate or Member loan for less than $1,000 is not permitted; provided, however, that if such Associate or Member also receives a loan from the Puerto Rico Plan, such minimum amount limitation shall not apply.

         (e) In the event of a default, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan with respect to the Member.

         (f) No loans will be made to any Associate or Member who on any day during the Company's applicable fiscal year is a beneficial owner of more than five percent (5%) of the outstanding stock of the Company.

         (g) All loans shall be made pursuant to a written Member loan program incorporated herein by reference.

         (h) Loans are available from the following accounts, and will be withdrawn from the Members accounts in the following hierarchy:

                  (a)  Member Accounts

                  (b)  Vested Company Accounts

                  (c)  Member Rollover Contribution Accounts

         (i) Loans will be taken and repaid from and to the Investment Funds on a pro rata basis, except in the case the Member is subject to
         Section 16 of the Securities Exchange Act of 1934 or has been designated as a "Designated Insider," in which case such Member's loan will be taken first from such Member's Investment Funds other than the Payless Common Stock Fund.

                                   SECTION 13

                       LIMIT ON CONTRIBUTIONS TO THE PLAN

         This Section 13 is intended to conform the Plan to the requirements of Code Section 415 and limits the contributions that can be made by and for an individual under the Plan.

         13.01 LIMIT ON CONTRIBUTIONS. Notwithstanding any provision of the Plan to the contrary:

         (a) The amounts allocated to a Participant during the Limitation Year under the Plan and allocated to the Participant under any other defined contribution plan to which the Employer or any other member of the Group has contributed shall be proportionately reduced, to the extent necessary, so that the Annual Addition does not exceed the least of:

                  (1)      $40,000; or

                  (2) 100% of the Participant's remuneration from the Employer or any member of the Group during the Limitation Year; or

                  (3)      such other limits set forth in Code Section 415.

The amount set forth in subparagraph (1) above shall automatically be adjusted to reflect adjustments made by applicable law. Remuneration for purposes of this Section means remuneration as defined in Treasury Regulation Section 1.415-2(d)(10) and, effective January 1, 1998, shall also include the deferrals described in Code Section 415(c)(3)(D)(including effective January 1, 2001, elective amounts not included in gross income by reason of Code Section 132(f)(4).

         (b) For purposes of this Section, Limitation Year means the 12 month period commencing on January 1 and ending on December 31.

         (c) For purposes of this Section, Annual Additions means the sum for the Limitation Year of Employer contributions, Employee contributions (determined without regard to any rollover contributions as defined in Code Sections 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3), without regard to catch-up contributions under Code Section 414(v) and without regard to Employee contributions to a simplified employee pension plan which are excludible from gross income under 408(k)(6) of the Code) and forfeitures.

         13.02    ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS.

         (a) If, as a result of the allocation of forfeitures, a reasonable error in estimating a Member's Pay or other facts and circumstances to which Treasury Regulation Section 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Member, the Committee shall (1) return any Member Contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Member's Accounts, (2) hold any "excess amount" remaining after the return of any member Contributions in a "Section 415 suspense account",
         (3) use the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to reduce either Company Contributions for that Member if that Member is covered by the Plan as of the end of the "limitation year" or if such Member is not covered by the Plan at the end of the "limitation year" to reduce Company Contributions for all Members in the Plan, before any Company Contributions or Member Contributions which would constitute "annual additions" are made to the Plan for such "limitation year," (4) reduce Company Contributions for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year." For purposes of (3) above, the Plan may not distribute "excess amounts" to Members or former Members.

         (b) For purposes of this Section, "EXCESS AMOUNT" for any Member for a "limitation year" shall mean the excess, if any, of (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 13.01(a).

         (c) For purposes of this Section, "SECTION 415 SUSPENSE ACCOUNT" shall mean an unallocated account equal to the sum of "excess amount" for all Members in the Plan during the "limitation year." The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

                                   SECTION 14

                           ADMINISTRATION OF THE PLAN

         14.01 PLAN ADMINISTRATOR. The Company shall be the Plan Administrator of the Plan for purposes of ERISA and shall be a "named fiduciary" as determined in ERISA Section 402(a)(2).

         14.02    DELEGATION OF AUTHORITY.

         (a) Authority to administer the Plan has been delegated to the Committee and the Administrative Subcommittee, if any, in accordance with Sections 1.42 (Total and Permanent Disability), 4.01 (Member Contributions),
6.01 (Member Accounts), 6.02 (Company Accounts), 6.05 (Member Statements), 8.02 (Authorized Withdrawals), 13.02 (Adjustment for Excessive Annual Additions),
20.02 (Withdrawal of an Employer) and this Section 14.

         (b) Authority with respect to the Investment Funds of the Plan has been delegated to the Trustee in accordance with Sections 7.01 (Administrative Expenses), 5.01(c) (Investment Funds), 15 (Management of the Trust Fund) and
6.06 (shares of Payless ShoeSource, Inc. (Payless Stock) in the Payless Common Stock Fund).

         (c) Authority to direct the investment of the Plan's funds has been delegated to the Investment Subcommittee, if any, in accordance with
Section 15.03(b), (c) and (d) (Investments and Reinvestments).

         (d) The Committee shall also have the authority and discretion to engage an Administrative Delegate who shall perform, without discretionary authority or control, administrative functions within the frame work of policies, interpretations, rules practices and procedures made by the Committee or other Plan Fiduciary. Any action made or taken by the Administrative Delegate may be appealed by an affected Member to the Committee in accordance with the claims review procedure in Section 16.05. Any decisions which call for interpretations of the Plan provisions not previously made by the Committee shall be made only by the Committee. The Administrative Delegate shall not be considered a fiduciary with respect to the services it provides.

         14.03    COMMITTEE AND SUBCOMMITTEES.

         (a) The Committee may appoint two subcommittees (an "Administrative Subcommittee" and an "Investment Subcommittee"), each Subcommittee to consist of at least three persons, who need not be members of the Board. The Committee and each Subcommittee, if appointed, shall elect from its members a Chairman and a Secretary, and may appoint one or more Assistant Secretaries who may, but need not be, members of the Committee or such Subcommittee, and may employ such agents, such legal counsel and such clerical, medical, accounting, actuarial and other services as it may from time to time deem advisable to assist in the administration of the Plan. The Committee and each Subcommittee may, from time to time, appoint agents and delegate to such agents such duties as it considers appropriate and to the extent that such duties have been so delegated, the agent shall be exclusively responsible for the proper discharge of such duties.

         (b) The Administrative Subcommittee shall have the general responsibility for the administration of the Plan and the carrying out of its provisions, and shall have general powers with respect to Plan administration, including, but not limited to, the powers listed in this Section 14.03. The Administrative Subcommittee shall have the discretionary authority to interpret and construe the Plan, the power to establish rules for the administration of the Plan and the transaction of its business, the power to remedy and resolve inconsistencies and omissions, and the power to determine all questions which arise in the administration, interpretation, or application of the Plan, including but not limited to questions regarding the eligibility, status, Account value and any rights of any Member, Beneficiary, and any other person hereunder.

         (c) The Investment Subcommittee shall have the powers provided for in Section 15.03(b).

         (d) The Committee and each Subcommittee shall act by a majority of its members and the action of such majority expressed by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Committee or such Subcommittee. All decisions, determinations, actions or interpretations with respect to the Plan by the Committee or either Subcommittee and the individual committee or subcommittee members shall be in the Committee's, Subcommittee's or individual member's sole discretion. The decision, determination, action or interpretation of the Committee or either Subcommittee and the respective individual members of the Committee or Subcommittee in respect to all matters within the scope of its authority shall be conclusive and binding on all persons. No member of the Committee or either Subcommittee shall have any liability to any person for any action or omission except each for his own individual willful misconduct. If a Subcommittee is not appointed, the Committee shall exercise such Subcommittee's authority and perform its duties as described herein.

         (e) Nothing in this Section 14 or in any other provision of the Plan shall be deemed to relieve any person who is a fiduciary under the Plan for purposes of ERISA from any responsibility or liability for any responsibility, obligation or duty which Part 4 of Title I of ERISA shall impose upon such person with respect to this Plan.

         14.04 ACCOUNTS AND REPORTS. The Committee shall maintain or cause to be maintained accounts reflecting the fiscal transactions of the Plan and shall keep in convenient form such data as may be necessary for the administration of the Plan. The Committee shall prepare annually a report showing in reasonable detail the assets and liabilities of the Plan and setting forth a brief account of the operation of the Plan for the preceding year.

         14.05 NON-DISCRIMINATION. Neither the Committee nor either Subcommittee shall exercise its discretion in such a way as to result in discrimination in favor of officers, shareholders or highly compensated employees (within the meaning of Code Section 414(q)).

                                   SECTION 15

                          MANAGEMENT OF THE TRUST FUND

         15.01 USE OF THE TRUST FUND. All assets of the Plan shall be held as a Trust Fund in one or more trusts and shall be used to provide the benefits of this Plan. No part of the corpus or income shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and their Beneficiaries under this Plan and administrative expenses of this Plan.

         15.02 TRUSTEES. The Trust Fund may, at the direction of the Company, be divided into one or more separate trusts, each of which may have a separate Trustee appointed from time to time by the Company and subject to removal by the Company. The Trustee or Trustees of each trust shall have complete authority and discretion with respect to the investment and reinvestment of the assets of each trust, subject, however, to (i) the provisions in the Trust Agreements between the Trustee or Trustees and the Company, and (ii) the provisions of this Plan. Any or all of such separate trusts shall be referred to collectively from time to time as the Trust Fund. Any division of the Trust Fund into one or more separate trusts shall be at the direction of the Company.

         15.03 INVESTMENTS AND REINVESTMENTS. The investment and reinvestment of the assets of the Trust Fund shall be in accordance with the following:

         (a) The Company shall have the authority to instruct the Trustee or Trustees to accept and follow the instructions of any designated investment manager (within the meaning of ERISA Section 3(38)) with respect to the investment and reinvestment of the assets constituting a money market or stable value fund, a fixed income fund, a common stock fund, or any other Investment Funds the Company may designate.

         (b) The Investment Subcommittee shall have the powers, with respect to investment and reinvestment of the assets constituting the Investment Funds, to promulgate limitations, restrictions, rules or guidelines with respect to the investment policies and classes of investments in which the assets of the Investment Funds may be invested or reinvested by the Trustee or Trustees, including any such investments made pursuant to the instructions of any investment manager. In the event an investment manager designated pursuant to
Section 15.03(a) resigns or otherwise is unable to act, the Investment Subcommittee shall have such power and authority as otherwise would be exercisable by such Investment Manager.

         (c) In the event that the assets of the Trust Fund shall be divided into one or more separate trusts pursuant to the authority provided for in Section 15.02, then the powers of the Investment Subcommittee as provided for in Section 15.03(b) may be exercised with respect to one or more of such trusts within the discretion of the Investment Subcommittee.

         (d)      The powers of the Investment Subcommittee as provided in
Section 15.03(b) may be exercised at any time or from time to time by the Investment Subcommittee within the discretion of the Investment Subcommittee and shall be pursuant to a written agreement between the Investment Subcommittee and the Trustee or Trustees or, if an investment manager has been appointed, between the Investment Subcommittee and the investment manager.

         (e) The Trust Agreement between the Company and the Trustee or Trustees implementing the Plan shall contain provisions effectuating the provisions of this Section 15 of the Plan.

                                   SECTION 16

             CERTAIN RIGHTS AND OBLIGATIONS OF EMPLOYERS AND MEMBERS

         16.01    DISCLAIMER OF EMPLOYER LIABILITY.

         (a) No liability shall attach to any Employer with respect to a benefit or claim hereunder and Members and their Beneficiaries, and all persons claiming under or through them, shall have recourse only to the Trust Fund for payment of any benefit hereunder.

         (b) The rights of the Members, their Beneficiaries and other persons are hereby expressly limited and shall be only in accordance with the provisions of the Plan. Nothing contained herein shall be deemed to give a Member any interest in any specific property of the Trust or any interest other than a right to receive payments pursuant to the provisions of the Plan.

         16.02 EMPLOYER-ASSOCIATE RELATIONSHIP. Neither the establishment of this Plan nor its communication through a Summary Plan Description (or otherwise) shall be construed as conferring any legal or other rights upon any Associate or any other person to continue in employment or as interfering with or affecting in any manner the right of an Employer to discharge any Associate or otherwise act with relation to him. Each Employer may take any action (including discharge) with respect to any Associate or other person and may treat him without regard to the effect which such action or treatment might have upon him as a Member of this Plan.

         16.03 BINDING EFFECT. Each Member, by executing an enrollment form, beneficiary designation and otherwise agreeing to participate in the Plan agrees for himself, his beneficiary(ies), heirs, successors and assigns to be bound by all of the provisions of the Plan.

         16.04 CORPORATE ACTION. With respect to any action permitted or required by the Plan, the Company may act through its appropriate officers.

         16.05 CLAIM AND APPEAL PROCEDURE. A Member or beneficiary may file with the Committee or its designee at any time a written claim in connection either with a benefit payable hereunder or otherwise. The Committee or its designee, normally within 90 days after receipt of a written claim, shall render a written decision on the claim, unless an additional 90 days is required by special circumstances which shall be explained to the claimant. If the claim is denied, either in whole or in part, the decision shall include the reason or reasons for the denial; a specific reference to the Plan provision or provisions which are the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why the information or material is necessary; and an explanation of the Plan's entire claim procedure. The claimant may file with the Committee, within 60 days after receiving the written decision from the Committee, a written notice of request for review of the Committee's decision. The review shall be made by a committee of up to three individuals (which may include members of the Committee) appointed by the Company or by the Committee. Said committee shall render a written decision on the claim containing the specific reasons for their decision, including a reference to the Plan's provisions, normally within 60 days after receipt of the request for review, unless an additional 60 days is required by special circumstances which shall be explained to the claimant. If a Member or beneficiary does not file written notice of a claim with the Committee or its designee at the times set forth above, he shall have waived any right to a benefit other than as originally proposed by the Company or the Committee.

                                   SECTION 17

                           NON-ALIENATION OF BENEFITS

         17.01 PROVISIONS WITH RESPECT TO ASSIGNMENT AND LEVY. No benefit payable under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, encumber, levy upon or charge the same shall be void; nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit, except as specifically provided herein. Notwithstanding the foregoing, the creation, assignment, or recognition of a right to any benefit payable to an alternate payee with respect to a Qualified Domestic Relations Order shall not be treated as an assignment or alienation prohibited by this Section. Any other provision of the Plan to the contrary notwithstanding, if a Qualified Domestic Relations order requires the distribution of all or part of a Member's benefits under the Plan, the establishment or acknowledgment of the alternate payee's right to benefits under the Plan in accordance with the terms of such Qualified Domestic Relations Order shall in all events be deemed to be consistent with the terms of the Plan.

                  Notwithstanding the above a Member's benefit will be offset against any amount he or she is ordered or required to pay to the Plan pursuant to an order or requirement which arises under a judgment of conviction for a crime involving the Plan, under a civil judgment entered by a court in an action involving a fiduciary breach, or pursuant to a settlement agreement between the Participant and the Department of Labor or the Pension Benefit Guaranty Corporation. Any such offset shall be made pursuant to Section 206(d) of ERISA.

         17.02 ALTERNATE APPLICATION. If a Member or Beneficiary under this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under this Plan, except as specifically provided herein, or if any benefit shall, in the discretion of the Committee, cease, and in that event the Committee may hold or apply the same or any part thereof to or for the benefit of such Member or Beneficiary, his spouse, children or other dependents, or any of them, or in such other manner and in such proportion as the Committee may deem proper.

                                   SECTION 18

                                   AMENDMENTS

         18.01 COMPANY'S RIGHTS. The Company reserves the right at any time and from time to time in its sole discretion to alter, amend, or modify, in whole or in part, any or all of the provisions of this Plan, provided, however, no such alteration, amendment or modification shall be made which shall decrease the accrued benefit of any Member. Anything in this Plan to the contrary notwithstanding, the Company in its sole discretion may make any modifications or amendments, additions or deletions in or to this Plan as to benefits or otherwise and retroactively if necessary, and regardless of the effect thereof on the rights of any particular Member or Beneficiary, which it deems appropriate and/or necessary in order to comply with or satisfy any conditions of any law or regulation relating to the qualification of this Plan and the trust or trusts created pursuant hereto and to keep this Plan and said trusts qualified under Code Section 401(a) and to have the trust or trusts declared exempt from taxation under Code Section 501(a).

         18.02 PROCEDURE TO AMEND. This Plan may be amended by action of the Company's Board of Directors and evidenced by a written amendment signed by the Company's Secretary or by any other person so authorized by or pursuant to authority of the Board of Directors.

         18.03 PROVISION AGAINST DIVERSION. No part of the assets of the Trust Fund shall, by reason of any modification or amendment or otherwise, be used for, or diverted to, purposes other than for the exclusive benefit of Members and their Beneficiaries under this Plan and administrative expenses of this Plan.

                                   SECTION 19

                                   TERMINATION

         19.01 RIGHT TO TERMINATE. The Company reserves the right to terminate this Plan, in whole or in part, at any time and, if this Plan shall be terminated either in its entirety or with respect to any Employer included hereunder, the provisions of Section 19.03 shall apply and the Accounts of affected Members shall become (or remain) fully vested and nonforfeitable.

         19.02 WITHDRAWAL OF AN EMPLOYER. If an Employer shall cease to be a participating Employer in this Plan, the Trust Fund and the Accounts of the Members of the withdrawing Employer and their Beneficiaries shall be revalued as if such withdrawal date were a Valuation Date. The Committee shall then direct the Trustee either to distribute the Accounts of the Members of the withdrawing Employer as of the date of such withdrawal on the same basis as if the Plan had been terminated pursuant to Section 19.03 or to deposit in a trust established by the withdrawing Employer pursuant to a plan substantially similar to this Plan assets equal in value to the assets of the Trust Fund allocable to the Accounts of the Members of the withdrawing Employer.

         19.03 DISTRIBUTION IN EVENT OF TERMINATION OF TRUST. If this Plan is terminated at any time including a partial termination as defined in Code
Section 411(d)(3), or if contributions are completely discontinued and the Company determines that the trust shall be terminated, in whole or in part, the Trust Fund and all Accounts shall be revalued as if the termination date were a Valuation Date and the affected Members' Accounts shall be distributed in accordance with Section 10.

         19.04 ADMINISTRATION IN EVENT OF CONTINUANCE OF TRUST. If this Plan shall be terminated in whole or in part or contributions completely discontinued but the Company determines that the trust shall be continued pursuant to the terms of the Trust Agreement, the trust shall continue to be administered as though the Plan were otherwise in effect. Upon the subsequent termination of the trust, in whole or in part, the provisions of Section 19.03 shall apply.

         19.05 MERGER, CONSOLIDATION OR TRANSFER. In the case of any merger or consolidation with, or transfer of Plan assets or liabilities to, any other plan, each Member shall be entitled to receive a benefit immediately after the merger, consolidation or transfer (if the transferee plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

                                   SECTION 20

                                  CONSTRUCTION

         20.01 APPLICABLE LAW. The provisions of this Plan except as otherwise governed by ERISA shall be construed, regulated, administered and enforced according to the laws of the State of Kansas and, whenever possible, to be in conformity with the applicable requirements of ERISA and the Internal Revenue Code.

         20.02 GENDER AND NUMBER. Wherever applicable, the masculine pronoun as used herein shall include the feminine pronoun and the singular pronoun shall include the plural.

                                   SECTION 21

                             TOP-HEAVY REQUIREMENTS

         21.01 GENERALLY. For any Plan Year in which the Plan is a Top-Heavy Plan, the provisions of Sections 21.02 and 21.03 shall automatically take effect in accordance with Code Section 416.

         21.02    MINIMUM ALLOCATIONS.

         (a) Minimum Employer Allocations and allocations of Plan forfeitures for a Member who is not a Key Employee shall be required under the Plan for the Plan Year as set forth in Section 21.02 (b) and(c).

         (b) The amount of the minimum allocation shall be the lesser of the following, percentages of Pay: (i) four percent (4%) or, (ii) the highest percentage at which such allocations are made under the Plan for the Plan Year on behalf of a Key Employee. For purposes of this paragraph (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. This paragraph
         (b) shall not apply if the Plan is required to be included in an Aggregation Group and the Plan enables a defined benefit plan required to be included in the Aggregation Group to meet the requirement of Code Sections 401(a)(4) or 410. For purposes of this paragraph (b), the calculation of the percentage at which allocations are made for a Key Employee shall be based only on his Pay not in excess of $200,000, such amount to be adjusted periodically for increases in the cost of living in accordance with Code Section 401(a)(17). The minimum allocation described in this paragraph (b) shall be in addition to (and shall not be reduced by) any Member Contributions under Section 4 (whether Before-Tax or After-Tax) and any allocation of forfeitures, if any, to which a Member may be entitled.

         (c) For purposes of this Section 21.02, the term "Member" shall be deemed to refer to all Members who have not separated from service at the end of the Plan Year including, without limitation, individuals who declined to make contributions to the Plan.

         21.03 PARTICIPANTS UNDER DEFINED BENEFIT PLANS. If any Member other than a Key Employee is also a participant under a defined benefit plan of an Employer which is a Top-Heavy Plan, then Section 21.03(a) shall not apply and the required minimum annual contribution for such Member under this Plan shall be 7 percent (7 %) of such Member's Pay. Such contribution shall be made without regard to the amount of contribution, if any, made to the Plan on behalf of Employees.

         21.04    DETERMINATION OF TOP HEAVINESS.

         (a) The determination of whether a plan is Top-Heavy shall be made in accordance with paragraphs (b) through (d) of this Section 21.04.

         (b) If the Plan is not required to be included in an Aggregated Group with other plans, then it shall be Top-Heavy only if when considered by itself, it is a Top-Heavy Plan and it is not included in a permissive Aggregation Group that is not a Top-Heavy Group.

         (c) If the Plan is required to be included in an Aggregation Group with other plans, it shall be Top-Heavy only if the Aggregation Group, including any permissively aggregated plans, is Top-Heavy.

         (d) If a plan is not a Top-Heavy Plan and is not required to be included in an Aggregation Group, then it shall not be Top-Heavy even if it is permissively aggregated in an Aggregation Group which is a Top-Heavy Group.

         21.05 CALCULATION OF TOP-HEAVY RATIOS. A plan shall be Top-Heavy and an Aggregation Group shall be a Top-Heavy Group with respect to any Plan Year as of the Determination Date if the sum as of the Determination Date of the Cumulative Accrued Benefits and the Cumulative Accounts of Employees who are Key Employees for the Plan Year exceeds 60 percent (60%) of a similar sum determined for all Employees, excluding former Key Employees.

         21.06    CUMULATIVE ACCOUNTS AND CUMULATIVE ACCRUED BENEFITS.

         (a) The Cumulative Accounts and Cumulative Accrued Benefits for any Employee shall be determined in accordance with paragraphs (b) through (e) of this Section 21.06.

         (b) Cumulative Account shall mean the sum of the amount of an Employee's accounts under a defined contribution plan (for an unaggregated plan) or under all defined contribution plans included in an Aggregation Group (for aggregated plans) determined as of the most recent plan Valuation Date within a 12-month period ending on the Determination Date, increased by any allocations due after such Valuation Date and before the Determination Date.

         (c) Cumulative Accrued Benefit means the sum of the present value of an Employee's accrued benefits under a defined benefit plan (for an unaggregated plan) or under all defined benefit plans included in an Aggregation Group (for aggregated plans), determined under the actuarial assumptions set forth in such plan or plans, as of the most recent plan Valuation Date within a 12-month period ending on the Determination Date as if the Employee voluntarily terminated service as of such Valuation Date.

         (d) Accounts and benefits shall be calculated to include all amounts attributable to both Matching Allocations and Employee contributions but excluding amounts attributable to voluntary deductible Employee contributions.

         (e) Accounts and benefits shall be increased by the aggregate distributions during the one-year period ending on the Determination Date made with respect to an Employee

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         under the plan or plans as the case may be or under a terminated plan which, if it had not been terminated, would have been required to be included in the Aggregation Group. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period."

         (f) Rollovers and direct plan-to-plan transfers shall be handled as follows:

                  (i) If the transfer is initiated by the Employee and made from a plan maintained by one Employer to a plan maintained by another Employer, the transferring plan continues to count the amount transferred under the rules for counting distributions. The receiving plan does not count the amount if accepted after December 31, 1983, but does count it if accepted prior to December 31, 1983.

                  (ii) If the transfer is not initiated by the Employee or is made between plans maintained by the Employers, the transferring plan shall no longer count the amount transferred and the receiving plan shall count the amount transferred.

                  (iii) For purposes of this subsection (f), all Employers aggregated under the rules of Code Sections 414(b), (c) and
                  (m) shall be considered a single employer.

         (g) The accured benefits and accounts of any individual who has not performed services for the Employer during the one-year period ending on the Determination Date shall not be taken into account.

         21.07    OTHER DEFINITIONS.

         (a) Solely for purposes of this Section 21, the definitions in paragraphs (b) through (i) of this Section 21.07 shall apply, to be interpreted in accordance with the provisions of Code Section 416 and the regulations thereunder.

         (b) Aggregation Group means a plan or group of plans which included all plans maintained by the Employer in which a Key Employee is a participant or which enables any plan in which a Key Employee is a participant to meet the requirements of Code Section 401(a)(4) or Code
         Section 410, as well as all other plans selected by the Company for permissive aggregation, the inclusion of which would not prevent the group of plans from continuing to meet the requirements of such Code sections.

         (c) Determination Date means, with respect to any Plan Year, the last day of the preceding Plan Year.

         (d) Employee means any person employed by an Employer and shall also include any Beneficiary of such persons, provided that the requirements of Sections 21.02 and 21.03 shall not apply to any person included in a unit of Employees covered by an agreement

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         which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and one or more Employers if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and such Employer or Employers.

         (e) Employer means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company or any trades or businesses (whether or not incorporated) which are under common control (as defined in Code
         Section 414(c)) with the Company, or a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company,

         (f) Key Employee means any Employee or former Employee (including any deceased Employee) who is, at any time during the Plan Year which includes the Determination Date, any one or more of the following: (1) an officer of an Employer who has annual Pay of more $130,000 (as adjusted under Code Section 416(i)(1))(2) any person owning (or considered as owning within the meaning of the Code Section 318) more than five percent of the outstanding stock of an Employer or stock possessing more than five percent of the total combined voting power of such stock; (3) a person who would be described in subsection (3) above if "one percent" were substituted for "five percent" each place it appears in subsection (3) above, and who has annual Pay of more than $150,000 (for purposes of determining ownership under this subsection, Code Section 318(a)(2)(C) shall be applied by substituting "five percent" for "50 percent" and the rules of subsections (b), (c) and (m) of Code Section 414 shall not apply).

                  IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be executed by a duly authorized officer effective January 1, 2002.

                                                 PAYLESS SHOESOURCE, INC.

                                                 By: /s/ JAY A. LENTZ
                                                     _________________________

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